SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):    September 17, 2002
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                FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
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             (Exact name of registrant as specified in its charter)


       SOUTH CAROLINA                  0-11172                  57-0738665
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation               File Number)            Identification No.)


           1230 Main Street
           Columbia, South Carolina                       29201
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  (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:    (803) 733-2659
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Item 5.  Other Events.

     Registrant announced on September 17, 2002, that its wholly-owned subsidiary First-Citizens Bank and Trust Company of South Carolina, has entered into a letter of intent to merge with First Banks, Inc., a two-bank holding company headquartered in Carnesville, Georgia, which is the parent company of First Bank and Trust and The Bank of Toccoa. A copy of the joint press release issued by Registrant and First Banks, Inc. is attached as Exhibit 99 to this Report.


Item 7.  Financial Statements and Exhibits.

     (c)  The following exhibits are included with this Report.

        Exhibit No.                      Description  of  Exhibit
     -----------------          ---------------------------------------------

            99                         Copy of joint press release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRST CITIZENS BANCORPORATION
                                            OF SOUTH CAROLINA, INC.
                                                 (Registrant)



Date: September 18, 2002                 By:      /s/ Craig L. Nix
                                            ---------------------------------
                                                  Craig L. Nix
                                                  Chief Financial Officer



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